                                                                   Exhibit 4


                        FIRST AMENDMENT TO NOTE AGREEMENT


                  FIRST AMENDMENT, dated as of October 31, 1997, to the Note Agreement, dated as of March 29, 1996, (the "Note Agreement") between SENSORMATIC ELECTRONICS CORPORATION (the "Company") and the Purchasers parties thereto, in respect of the Company's $230,000,000 principal amount 7.74% Senior Notes due March 29, 2006, $50,000,000 principal amount 7.11% Senior Notes due March 29, 2001, and $70,000,000 principal amount Senior Notes due March 29, 2000.

                  WHEREAS, the Company has requested certain amendments to the Note Agreement; and

                  WHEREAS, the holders of the Notes (as defined in the Note Agreement) are willing to agree to such amendments on the terms and conditions set forth herein;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the Company and the holders of the Notes hereby agree as follows:

A.       Certain Defined Terms.

                  Except as expressly defined in this First Amendment, capitalized terms defined in the Note Agreement shall have their respective meanings as defined therein when used in this First Amendment.

B.       Amendments to Note Agreement.

                  Effective upon (i) the execution and delivery of this First Amendment by holders of at least 66-2/3% in aggregate principal amount of the Notes and (ii) the approval by the Company's Board of Directors (or a committee thereof) of the terms of the Class Action Settlement (as herein defined), the Note Agreement is hereby amended as follows:

                  1. At the end of Section 1 of the Note Agreement, there shall be added a new Section 1.3 as follows:

                           1.3 Certain Payments. In consideration of the
                  agreement of the holders of the Notes to enter into the First Amendment dated as of October 31, 1997, to this Agreement, the Company agrees to make to the holder of each Note payments, from the date on which such First Amendment becomes effective by its terms to but not including the earliest of (i) the maturity date for such Note, (ii) the date of repayment or prepayment in full of such Note in accordance with this Agreement, or (iii) the date on which the Debt Rating (as hereinafter defined) is changed to BBB- or higher (the earliest such date being called the "Termination

                  Date"). Such payments shall be calculated on the outstanding principal amount of each Note, at the rate per annum set forth in the following table with respect to such Note:

                           For each 7.74% Senior Note
                           due March 29, 2006                          0.30%

                           For each 7.11% Senior Note
                           due March 29, 2001                          0.23%

                           For each 6.99% Senior Note
                           due March 29, 2000                          0.22%,

                  and shall be computed on the basis of a 360-day year of twelve 30-day months, payable on March 30 and September 30 in each year, commencing March 30, 1998, and on the Termination Date. Such payments shall be made in lawful money of the United States of America in the manner and at the place provided with respect to interest on such Note in Section 2.4 of this Agreement.

                  2. In Section 5.1 of the Note Agreement, the definition of "Consolidated Net Worth" shall be amended to read in its entirety as follows:

                           Consolidated Net Worth. The consolidated
                  stockholders' equity of the Company and its Subsidiaries determined in accordance with generally accepted accounting principles; provided, that solely for purposes of calculating compliance with the financial covenants set forth in Sections
                  7.2 and 7.3, the Shareholder Litigation Charge, to the extent deducted as a charge in arriving at Consolidated Net Worth, shall be added back to Consolidated Net Worth.

                  3. In Section 5.1 of the Note Agreement, there shall be added the following new definitions in the appropriate alphabetical position:

                           Class Action Settlement. The settlement or any
                  proposed settlement of the shareholders' class actions filed in 1995 and consolidated before the Hon. William Zloch, United States District Judge for the United States District Court for the Southern District of Florida.

                           Consolidated Net Total Interest Expense. For any
                  period, the sum of (a) the aggregate amount of interest expense in respect of all Indebtedness of the Company and its Subsidiaries for such period on a consolidated basis determined in accordance with generally accepted accounting principles (including, without limitation, to the extent such items are included in interest expense under generally accepted accounting principles, all non-cash interest payments, the interest portion of any deferred payment obligations and the interest component of Capitalized Lease obligations), minus
                  (b) the aggregate amount of all interest income of the Company and its Subsidiaries for such period on a consolidated basis determined in accordance with generally accepted accounting principles.

                           CTA. Each currency translation adjustment that
                  results in a change (whether positive or negative) in the foreign currency adjustment account balance which the Company records as an equity account on its balance sheet pursuant to generally accepted accounting principles.

                           Debt Rating. The rating of the Company's public
                  unsecured long-term senior debt, without third party credit enhancement, issued by S&P or any Successor Rating Agency; provided, that until such time as the Company receives such a rating on such public unsecured long-term senior debt, the Company's corporate credit rating by S&P or such Successor Rating Agency shall apply. In the event that S&P or such Successor Rating Agency changes its debt rating designations, definitions or symbols, the Company and holders of at least 66- 2/3% in aggregate principal amount of the Notes then outstanding shall agree, in good faith, as to the exact application of such new debt rating terminology to this Agreement, taking into account the explanation of such new rating terminology by S&P or such Successor Rating Agency, as the case may be, and its comparability to the Debt Rating in effect immediately prior thereto.

                           EBIT. With respect to any period, an amount equal to
                  Consolidated Net Income for such period after eliminating therefrom, without duplication, (i) all extraordinary items of income or expense for such period, (ii) the Company's September 30, 1997 restructuring charge and (iii) the Shareholder Litigation Charge, plus, to the extent otherwise deducted in arriving at such Consolidated Net Income and without duplication, (a) income tax expense for such period determined in accordance with generally accepted accounting principles and (b) Consolidated Net Total Interest Expense for such period.

                           Interest Coverage Ratio. As at any date of
                  determination, the ratio of (a) EBIT of the Company and its Subsidiaries on a consolidated basis for the Reference Period ending on such date, to (b) Consolidated Net Total Interest Expense for such Reference Period.

                           Reference Period. Each period of four consecutive
                  complete fiscal quarters of the Company, commencing with the four-quarter period ending on June 30, 1998.

                           S&P. Standard & Poor's Ratings Services, a division
                  of The McGraw-Hill Companies, Inc., or any successor thereto.

                           Shareholder Litigation Charge. The after-tax charge
                  taken by the Company on or before December 31, 1997, associated with the Class Action Settlement and in accordance with generally accepted accounting principles; provided, that solely for purposes of calculating compliance with the financial covenants set forth in Sections 7.1, 7.2 and 7.3, such charge shall be deemed not to exceed, in the aggregate, the excess of (a) $40,000,000 over (b) to the extent not deducted from such charge under generally accepted accounting principles, the aggregate amount of all recoveries, by assignment or otherwise, from insurance (net of all taxes and expenses reasonably incurred in connection with such recoveries) with respect to the Class Action Settlement.

                           Successor Rating Agency. Any rating service or
                  services other than S&P as the Company may designate from time to time with the consent of holders of at least 66-2/3% in aggregate principal amount of the Notes then outstanding.

                  4. Section 7.1 of the Note Agreement shall be amended to read in its entirety as follows:

                           7.1 Net Worth. The Company will not permit at any
                  time its Consolidated Net Worth to be less than the sum of (i) $730,000,000 less the Shareholder Litigation Charge, plus (a) if the date of determination is any day during the period from and including January 1, 1997 through June 30, 1998 ("Period No. 1"), 100% of the aggregate net CTA from the first day of Period No. 1 through such date of determination; (b) if the date of determination is any day during the period from and including July 1, 1998 through June 30, 1999 ("Period No. 2"), the sum of 100% of the aggregate net CTA for Period No. 1 plus 75% of the aggregate net CTA from the first day of Period No. 2 through such date of determination; and (c) if the date of determination is any day during the period commencing on or after July 1, 1999 ("Period No. 3"), the sum of 100% of the aggregate net CTA for Period No. 1, plus 75% of the aggregate net CTA for Period No. 2, plus 50% of the aggregate net CTA during the period from and including the first day of Period No. 3 through the date of determination, plus (ii) the cumulative sum of 50% of Consolidated Net Income (without reduction for any net losses) for each completed fiscal year of the Company ending after June 30, 1997 and on or before the date 120 days prior to the date of determination, plus (iii) for the then current fiscal year of the Company, the cumulative sum of 50% of Consolidated Net Income (without reduction for any net losses) from the beginning of such year to the last day of the fiscal quarter of the Company most recently ended as of the date 60 days prior to the date of determination.

                  5. At the end of Section 7 of the Note Agreement there shall be added a new Section 7.9 as follows:

                           7.9 Interest Coverage Ratio. The Company will not, as
                  of the end of any Reference Period ending on any date set forth in the table below, permit the Interest Coverage Ratio for such Reference Period to be less than the ratio set forth opposite such date in such table:

                           Reference Period Ending Date             Ratio
                           ----------------------------             -----

                              June 30, 1998                         1.70:1.00
                              September 30, 1998                    1.70:1.00
                              December 31, 1998                     1.70:1.00
                              March 31, 1999                        1.90:1.00
                              June 30, 1999                         1.90:1.00
                              Each fiscal quarter-end date
                              after June 30, 1999                   2.00:1.00;

                  provided, that the foregoing covenant shall not apply to any Reference Period ending on any date set forth above if, at the close of business on such date, the Debt Rating is BBB- or higher.

                  6. References in the Note Agreement to "this Agreement", and the words "hereof", "herein", "hereto" and the like (when such words refer to the Note Agreement as whole and not simply to any individual provision thereof), shall be deemed to refer to the Note Agreement as amended by this First Amendment.

C.       Representations and Warranties; Covenant.

                  1. The Company hereby represents and warrants as follows:

                  This First Amendment has been duly authorized on the part of the Company, and this First Amendment, the Note Agreement as amended hereby, and the Notes constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except that the enforcement of this First Amendment, the Note Agreement or the Notes may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of the rights of creditors of by equitable principles, regardless of whether enforcement is sought in equity or at law. The compliance by the Company with all of the provisions of this First Amendment, the Note Agreement as amended hereby, and the Notes (i) are within the corporate powers of the Company, (ii) have been duly authorized by proper corporate action, (iii) are legal and will not violate any provisions of any law or regulation or order of any court, governmental authority or agency, and (iv) will not result in any breach of any of, or constitute a default under, or result in the creation of any Lien on any property of the Company or any Material Subsidiary under the provisions of, any charter document, by-law, loan agreement or other agreement or instrument relating to Indebtedness of the Company or any

Material Subsidiary to which the Company or any Material Subsidiary is a party or by which any of them or their property may be bound. No event has occurred and no condition exists which, upon the effectiveness of this First Amendment, would constitute a Default or an Event of Default under the Note Agreement as amended hereby.

         2. The Company hereby agrees that, promptly after the Class Action Settlement has been executed by the parties thereto and approved by the court, the Company will deliver to each holder of Notes an Officer's Certificate to that effect.


D.       Miscellaneous.

                  1. Except as expressly modified by this First Amendment, the Note Agreement shall remain unmodified and in full force and effect.

                  2. THIS FIRST AMENDMENT AND THE NOTE AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  3. The headings of the sections and subsections of this First Amendment are inserted for convenience only and do not constitute part of this Agreement. This First Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings, whether oral or written, with respect to such subject matter.

                  4. This First Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof this First Amendment to produce or account for more than one such counterpart or reproduction thereof permitted by
Section 11.3 of the Note Agreement.

                  IN WITNESS WHEREOF, the Company and the holders of the Notes have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

                                            SENSORMATIC ELECTRONICS
                                            CORPORATION



                                            By:
                                                --------------------------
                                                Title:

                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK as Trustee
                                    of a Commingled Pension Fund



                                    By:
                                      -----------------------------------------
                                      Title:



                                    J.P. MORGAN INVESTMENT
                                    MANAGEMENT INC. as Investment
                                    Manager for All Institutional Investors for which it is acting under the Note Agreement



                                    By:
                                      -----------------------------------------
                                      Title:



                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK as
                                      Investment Manager for All Institutional
                                      Investors for which it is acting under
                                      the Note Agreement



                                    By:
                                      -----------------------------------------
                                      Title:

                                    THE PRUDENTIAL INSURANCE
                                    COMPANY OF AMERICA



                                    By:
                                       ----------------------------
                                       Title:



                                    PRUCO LIFE INSURANCE COMPANY



                                    By:
                                       ----------------------------
                                       Title:

                                    THE NORTHWESTERN MUTUAL LIFE
                                          INSURANCE COMPANY



                                    By:
                                       ----------------------------
                                       Title:

                                    CONNECTICUT GENERAL LIFE
                                    By: CIGNA Investments, Inc.



                                    By:
                                       ---------------------------
                                       Title:



                                    CONNECTICUT GENERAL LIFE
                                      under the Note Agreement
                                    By: CIGNA Investments, Inc.



                                    By:
                                       ---------------------------
                                       Title:



                                    CENTURY INDEMNITY COMPANY
                                    By: CIGNA Investments, Inc.



                                    By:
                                       ---------------------------
                                       Title:



                                    LIFE INSURANCE COMPANY OF
                                    By: CIGNA Investments, Inc.



                                    By:
                                       ---------------------------
                                       Title:

                                                TEACHERS INSURANCE AND



                                                By:
                                                    -------------------------
                                                    Title:

                                                 THE EQUITABLE LIFE ASSURANCE


                                                By:
                                                    -------------------------
                                                    Title:

                                       THE MINNESOTA MUTUAL LIFE
                                       By: MIMLIC Asset Management Company



                                       By:
                                           -------------------------
                                           Title:

                                       THE OHIO NATIONAL LIFE



                                       By:
                                           -------------------------
                                           Title:

                                       MODERN WOODMEN OF AMERICA


                                       By:
                                           -------------------------
                                           Title:

                                       PRINCIPAL MUTUAL LIFE



                                       By:
                                           -------------------------
                                           Title:


                                       By:
                                           -------------------------
                                           Title:

                                       NATIONWIDE LIFE AND ANNUITY


                                       By:
                                           -------------------------
                                           Title:



                                       NATIONWIDE LIFE INSURANCE



                                       By:
                                           -------------------------
                                           Title:

                                        SUNLIFE ASSURANCE COMPANY OF



By:                                     By:
    ---------------------------             -------------------------
                                            Title:





                                        SUNLIFE ASSURANCE COMPANY OF



By:                                     By:
    ---------------------------             -------------------------
                                            Title:

                                       METROPOLITAN INSURANCE AND


                                       By:
                                          ----------------------------
                                          Title:


                                       METROPOLITAN INSURANCE AND


                                       By:
                                          ----------------------------
                                          Title:

                                       GENERAL AMERICAN LIFE



                                       By:
                                          ----------------------------
                                          Title:

                                       SALKELD AND COMPANY


                                       By:
                                          ----------------------------
                                          Title:

                                        WEST COAST LIFE INSURANCE
                                          COMPANY





                                       By:
                                          ----------------------------
                                          Title: